UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
July 31, 2023
MFS®  Intrinsic Value Fund
UIV-ANN

MFS® Intrinsic Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	4.6%
Cadence Design Systems, Inc.	2.9%
Colgate-Palmolive Co.	2.8%
Analog Devices, Inc.	2.5%
Vulcan Materials Co.	2.5%
Charles Schwab Corp.	2.4%
Mastercard, Inc., “A”	2.4%
Costco Wholesale Corp.	2.1%
Moody's Corp.	2.1%
Otis Worldwide Corp.	2.0%
GICS equity sectors (g)
Information Technology	25.5%
Industrials	21.4%
Financials	18.3%
Materials	9.3%
Health Care	7.1%
Consumer Staples	6.5%
Energy	2.9%
Communication Services	2.7%
Consumer Discretionary	2.2%
Real Estate	1.3%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended July 31, 2023, Class A shares of the MFS Intrinsic Value Fund (fund) provided a total return of 11.72%, at net asset value. This compares with a return of 13.02% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Over the reporting period, security selection within the information technology sector detracted from the fund's performance relative to the S&P 500 Index. Within this sector, not holding shares of computer graphics processor maker NVIDIA, computer and personal electronics maker Apple and broadband communications and networking services provider Broadcom weakened relative returns. The stock price of NVIDIA advanced as the company reported better-than-expected revenue results during the period, driven by strong performance in both its gaming and data center segments.
2

Management Review - continued
A combination of the fund’s underweight position and stock selection in the communication services sector also detracted from relative performance, led by the fund not owning shares of strong-performing social networking service provider Meta Platforms. The stock price of Meta Platforms increased as the company reported better-than-expected earnings for the period, driven by solid revenue results and strong user engagement across its applications.
Elsewhere, the fund's overweight positions in life science tools company Agilent Technologies, global consumer products company Colgate-Palmolive and financial services provider Charles Schwab, and its holdings of drug and diagnostic company Maravai Lifesciences(b), hindered relative performance as all four stocks underperformed the benchmark. Additionally, the timing of the fund’s ownership in shares of oil and gas company ConocoPhillips also held back relative results.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection and an overweight position in the industrials sector contributed to the fund’s relative performance. Within this sector, holding shares of water conservation, safety and flow control solutions provider Watts Water Technologies(b) and air conditioning, heating and refrigeration equipment distributor Watsco(b) supported relative returns. The fund’s overweight position in industrial automation and information services provider Rockwell Automation also helped.
Stock selection within the materials sector benefited relative returns, led by the fund’s overweight position in construction materials company Vulcan Materials. The stock price of Vulcan Materials advanced as the company’s earnings per share results came in above expectations, driven by strong pricing and solid volume performance.
The fund’s underweight position in the consumer discretionary sector also aided relative performance. Within this sector, not holding shares of weak-performing electric vehicle manufacturer Tesla, and an underweight position in internet retailer Amazon.com, bolstered relative results. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, coupled with reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.
The fund’s avoidance of the weak-performing utilities sector further supported relative performance. In the benchmark, there were no individual stocks within this sector that were among the fund's top relative contributors over the reporting period.
Stocks in other sectors that further benefited relative returns included the fund’s avoidance of pharmaceutical giant Pfizer and health insurance and Medicare/Medicaid provider UnitedHealth Group. An overweight position in integrated circuits and electronic devices developer Cadence Design Systems, and the fund’s holdings of enterprise cloud applications and human resources provider Workday(b), also helped relative performance.
Respectfully,
3

Management Review - continued
Portfolio Manager(s)
Timothy Dittmer and Benjamin Stone
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 7/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 7/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	2/08/22	11.72%	3.07%
C	2/08/22	10.94%	2.29%
I	2/08/22	11.93%	3.27%
R1	2/08/22	10.94%	2.29%
R2	2/08/22	11.49%	2.85%
R3	2/08/22	11.71%	3.06%
R4	2/08/22	12.04%	3.34%
R6	2/08/22	12.04%	3.34%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	13.02%	3.29%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	5.30%	(0.98)%
C With CDSC (1% for 12 months) (v)	9.94%	2.29%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
6

Performance Summary  - continued
 Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2023 through July 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2023 through July 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/23	Ending Account Value 7/31/23	Expenses Paid During Period (p) 2/01/23-7/31/23
A	Actual	0.90%	$1,000.00	$1,096.84	$4.68
	Hypothetical (h)	0.90%	$1,000.00	$1,020.33	$4.51
C	Actual	1.64%	$1,000.00	$1,091.87	$8.51
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
I	Actual	0.65%	$1,000.00	$1,096.64	$3.38
	Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26
R1	Actual	1.64%	$1,000.00	$1,091.87	$8.51
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
R2	Actual	1.14%	$1,000.00	$1,095.69	$5.92
	Hypothetical (h)	1.14%	$1,000.00	$1,019.14	$5.71
R3	Actual	0.89%	$1,000.00	$1,095.59	$4.62
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
R4	Actual	0.64%	$1,000.00	$1,097.69	$3.33
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21
R6	Actual	0.62%	$1,000.00	$1,097.69	$3.22
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
7/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.2%
Aerospace & Defense – 1.0%
Honeywell International, Inc.	202	$39,214
Alcoholic Beverages – 1.6%
Diageo PLC	720	$31,393
Pernod Ricard S.A.	124	27,350
		$58,743
Apparel Manufacturers – 1.3%
LVMH Moet Hennessy Louis Vuitton SE	30	$27,975
NIKE, Inc., “B”	204	22,519
		$50,494
Brokerage & Asset Managers – 3.8%
Charles Schwab Corp.	1,391	$91,945
CME Group, Inc.	264	52,526
		$144,471
Business Services – 5.6%
Accenture PLC, “A”	199	$62,954
Equifax, Inc.	201	41,020
Ferguson PLC	241	38,950
Morningstar, Inc.	94	21,665
TransUnion	212	16,894
Verisk Analytics, Inc., “A”	141	32,281
		$213,764
Computer Software – 15.7%
Activision Blizzard, Inc.	209	$19,387
Adobe Systems, Inc. (a)	94	51,340
ANSYS, Inc. (a)	142	48,578
Autodesk, Inc. (a)	166	35,190
Cadence Design Systems, Inc. (a)	463	108,347
LiveRamp Holdings, Inc. (a)	188	5,365
Microsoft Corp.	518	174,007
PTC, Inc. (a)	126	18,372
Salesforce, Inc. (a)	284	63,903
Synopsys, Inc. (a)	159	71,836
		$596,325
Computer Software - Systems – 0.9%
Workday, Inc. (a)	141	$33,435
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 8.9%
Martin Marietta Materials, Inc.	135	$60,272
Otis Worldwide Corp.	843	76,680
Sherwin-Williams Co.	106	29,309
Simpson Manufacturing Co., Inc.	162	25,596
Vulcan Materials Co.	422	93,051
Watsco, Inc.	133	50,299
		$335,207
Consumer Products – 2.8%
Colgate-Palmolive Co.	1,413	$107,755
Electrical Equipment – 3.7%
Johnson Controls International PLC	749	$52,093
Rockwell Automation, Inc.	206	69,276
TE Connectivity Ltd.	138	19,801
		$141,170
Electronics – 7.3%
Analog Devices, Inc.	475	$94,777
Applied Materials, Inc.	221	33,501
KLA Corp.	75	38,546
Lam Research Corp.	55	39,517
Micron Technology, Inc.	243	17,348
Silicon Laboratories, Inc. (a)	157	23,415
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	282	27,960
		$275,064
Energy - Independent – 1.7%
ConocoPhillips	558	$65,688
Energy - Integrated – 1.2%
TotalEnergies SE	716	$43,503
Forest & Paper Products – 0.6%
Rayonier, Inc., REIT	646	$21,396
Insurance – 5.5%
Aon PLC	233	$74,210
Arthur J. Gallagher & Co.	268	57,566
Marsh & McLennan Cos., Inc.	252	47,482
Willis Towers Watson PLC	144	30,432
		$209,690
Internet – 1.3%
Alphabet, Inc., “A” (a)	356	$47,248
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.0%
Electronic Arts, Inc.	161	$21,953
Take-Two Interactive Software, Inc. (a)	96	14,682
		$36,635
Machinery & Tools – 9.7%
Graco, Inc.	358	$28,400
IDEX Corp.	214	48,323
Ingersoll Rand, Inc.	555	36,225
MSA Safety Inc.	154	25,564
Nordson Corp.	122	30,696
Pentair PLC	288	20,016
RBC Bearings, Inc. (a)	97	21,927
Regal Rexnord Corp.	110	17,180
Trane Technologies PLC	218	43,478
Wabtec Corp.	241	28,544
Watts Water Technologies, “A”	360	67,151
		$367,504
Major Banks – 1.9%
Bank of America Corp.	1,712	$54,784
Resona Holdings, Inc.	3,300	17,963
		$72,747
Medical & Health Technology & Services – 0.9%
ICON PLC (a)	136	$34,192
Medical Equipment – 6.2%
Agilent Technologies, Inc.	569	$69,287
Bio-Techne Corp.	136	11,342
Bruker BioSciences Corp.	972	66,796
Danaher Corp.	193	49,227
Envista Holdings Corp. (a)	888	30,556
Maravai Lifesciences Holdings, Inc., “A” (a)	686	7,759
		$234,967
Other Banks & Diversified Financials – 6.5%
Mastercard, Inc., “A”	227	$89,502
Moody's Corp.	224	79,016
Northern Trust Corp.	286	22,914
S&P Global, Inc.	137	54,048
		$245,480
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 3.0%
Franco-Nevada Corp.	352	$51,364
Royal Gold, Inc.	303	36,402
Wheaton Precious Metals Corp.	614	27,533
		$115,299
Real Estate – 0.7%
CBRE Group, Inc., “A” (a)	319	$26,576
Specialty Chemicals – 1.4%
Corteva, Inc.	590	$33,294
RPM International, Inc.	190	19,629
		$52,923
Specialty Stores – 3.0%
Amazon.com, Inc. (a)	247	$33,019
Costco Wholesale Corp.	145	81,297
		$114,316
Total Common Stocks (Identified Cost, $3,378,838)		$3,683,806
Investment Companies (h) – 4.0%
Money Market Funds – 4.0%
MFS Institutional Money Market Portfolio, 5.25% (v) (Identified Cost, $150,640)	150,640	$150,640

Other Assets, Less Liabilities – (1.2)%		(44,727)
Net Assets – 100.0%		$3,789,719

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $150,640 and $3,683,806, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
13

Financial Statements
Statement of Assets and Liabilities
At 7/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $3,378,838)	$3,683,806
Investments in affiliated issuers, at value (identified cost, $150,640)	150,640
Receivables for
Dividends	1,759
Receivable from investment adviser	10,464
Other assets	31
Total assets	$3,846,700
Liabilities
Payable to affiliates
Administrative services fee	$190
Shareholder servicing costs	678
Distribution and service fees	48
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	56,054
Total liabilities	$56,981
Net assets	$3,789,719
Net assets consist of
Paid-in capital	$3,549,752
Total distributable earnings (loss)	239,967
Net assets	$3,789,719
Shares of beneficial interest outstanding	363,126
14

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$677,964	65,076	$10.42
Class C	160,666	15,533	10.34
Class I	875,082	83,782	10.44
Class R1	59,458	5,748	10.34
Class R2	59,880	5,749	10.42
Class R3	60,092	5,760	10.43
Class R4	59,187	5,664	10.45
Class R6	1,837,390	175,814	10.45

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.06 [100 / 94.25 x $10.42]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
15

Financial Statements
Statement of Operations
Year ended 7/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$34,550
Dividends from affiliated issuers	4,094
Other	35
Foreign taxes withheld	(695)
Total investment income	$37,984
Expenses
Management fee	$18,009
Distribution and service fees	3,174
Shareholder servicing costs	1,921
Administrative services fee	17,500
Independent Trustees' compensation	3,000
Custodian fee	3,439
Shareholder communications	8,868
Audit and tax fees	49,387
Legal fees	86
Registration fees	108,210
Miscellaneous	26,501
Total expenses	$240,095
Reduction of expenses by investment adviser	(218,032)
Net expenses	$22,063
Net investment income (loss)	$15,921
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(52,485)
Affiliated issuers	48
Foreign currency	29
Net realized gain (loss)	$(52,408)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$444,408
Affiliated issuers	(3)
Translation of assets and liabilities in foreign currencies	6
Net unrealized gain (loss)	$444,411
Net realized and unrealized gain (loss)	$392,003
Change in net assets from operations	$407,924
See Notes to Financial Statements
16

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended	Year ended
	7/31/23	7/31/22 (c)
Change in net assets
From operations
Net investment income (loss)	$15,921	$3,672
Net realized gain (loss)	(52,408)	(21,051)
Net unrealized gain (loss)	444,411	(139,439)
Change in net assets from operations	$407,924	$(156,818)
Total distributions to shareholders	$(11,550)	$—
Change in net assets from fund share transactions	$912,149	$2,638,014
Total change in net assets	$1,308,523	$2,481,196
Net assets
At beginning of period	2,481,196	—
At end of period	$3,789,719	$2,481,196

(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
See Notes to Financial Statements
17

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.36	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.01
Net realized and unrealized gain (loss)	1.05	(0.65)
Total from investment operations	$1.09	$(0.64)
Less distributions declared to shareholders
From net investment income	$(0.03)	$—
Net asset value, end of period (x)	$10.42	$9.36
Total return (%) (r)(s)(t)(x)	11.72	(6.40)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.80	7.90(a)
Expenses after expense reductions (f)	0.89	0.88(a)
Net investment income (loss)	0.39	0.15(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$678	$154
See Notes to Financial Statements
18

Financial Highlights – continued
Class C	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.32	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	1.05	(0.65)
Total from investment operations	$1.02	$(0.68)
Less distributions declared to shareholders
From net investment income	$—	$—
Net asset value, end of period (x)	$10.34	$9.32
Total return (%) (r)(s)(t)(x)	10.94	(6.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.99	8.46(a)
Expenses after expense reductions (f)	1.64	1.63(a)
Net investment income (loss)	(0.37)	(0.59)(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$161	$56

Class I	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02
Net realized and unrealized gain (loss)	1.05	(0.65)
Total from investment operations	$1.11	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—
Net asset value, end of period (x)	$10.44	$9.37
Total return (%) (r)(s)(t)(x)	11.93	(6.30)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.60	7.34(a)
Expenses after expense reductions (f)	0.64	0.63(a)
Net investment income (loss)	0.62	0.37(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$875	$444
See Notes to Financial Statements
19

Financial Highlights – continued
Class R1	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.32	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	1.05	(0.65)
Total from investment operations	$1.02	$(0.68)
Less distributions declared to shareholders
From net investment income	$—	$—
Net asset value, end of period (x)	$10.34	$9.32
Total return (%) (r)(s)(t)(x)	10.94	(6.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.14	8.71(a)
Expenses after expense reductions (f)	1.64	1.63(a)
Net investment income (loss)	(0.37)	(0.59)(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$59	$47

Class R2	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.35	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.01)
Net realized and unrealized gain (loss)	1.06	(0.64)
Total from investment operations	$1.07	$(0.65)
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—
Net asset value, end of period (x)	$10.42	$9.35
Total return (%) (r)(s)(t)(x)	11.49	(6.50)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.64	8.21(a)
Expenses after expense reductions (f)	1.14	1.13(a)
Net investment income (loss)	0.12	(0.11)(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$60	$47
See Notes to Financial Statements
20

Financial Highlights – continued
Class R3	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.36	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.01
Net realized and unrealized gain (loss)	1.06	(0.65)
Total from investment operations	$1.09	$(0.64)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—
Net asset value, end of period (x)	$10.43	$9.36
Total return (%) (r)(s)(t)(x)	11.71	(6.40)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.38	7.95(a)
Expenses after expense reductions (f)	0.89	0.88(a)
Net investment income (loss)	0.38	0.13(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$60	$47

Class R4	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02
Net realized and unrealized gain (loss)	1.06	(0.65)
Total from investment operations	$1.12	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—
Net asset value, end of period (x)	$10.45	$9.37
Total return (%) (r)(s)(t)(x)	12.04	(6.30)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.13	7.70(a)
Expenses after expense reductions (f)	0.64	0.63(a)
Net investment income (loss)	0.63	0.39(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$59	$47
See Notes to Financial Statements
21

Financial Highlights – continued
Class R6	Year ended
	7/31/23	7/31/22(c)
Net asset value, beginning of period	$9.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02
Net realized and unrealized gain (loss)	1.06	(0.65)
Total from investment operations	$1.12	$(0.63)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—
Net asset value, end of period (x)	$10.45	$9.37
Total return (%) (r)(s)(t)(x)	12.04	(6.30)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.12	7.69(a)
Expenses after expense reductions (f)	0.62	0.62(a)
Net investment income (loss)	0.64	0.40(a)
Portfolio turnover	18	7(n)
Net assets at end of period (000 omitted)	$1,837	$1,639

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
22

Notes to Financial Statements
(1) Business and Organization
MFS Intrinsic Value Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
23

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
24

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,683,806	$—	$—	$3,683,806
Mutual Funds	150,640	—	—	150,640
Total	$3,834,446	$—	$—	$3,834,446
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
25

Notes to Financial Statements  - continued
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended July 31, 2023, custody fees were not reduced.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/23	Year ended 7/31/22 (c)
Ordinary income (including any short-term capital gains)	$11,550	$—

(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/23
Cost of investments	$3,561,462
Gross appreciation	389,238
Gross depreciation	(116,254)
Net unrealized appreciation (depreciation)	$272,984
Undistributed ordinary income	8,564
Capital loss carryforwards	(41,585)
Other temporary differences	4
Total distributable earnings (loss)	$239,967
26

Notes to Financial Statements  - continued
As of July 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(39,639)
Long-Term	(1,946)
Total	$(41,585)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/23	Year ended 7/31/22 (c)
Class A	$1,651	$—
Class I	2,172	—
Class R2	22	—
Class R3	129	—
Class R4	233	—
Class R6	7,343	—
Total	$11,550	$—

(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion and up to $10 billion	0.42%
In excess of $10 billion	0.40%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this management fee reduction amounted to $392, which is included in
27

Notes to Financial Statements  - continued
the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
0.94%	1.69%	0.69%	1.69%	1.19%	0.94%	0.69%	0.62%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this reduction amounted to $217,640, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,634 for the year ended July 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,209
Class C	0.75%	0.25%	1.00%	1.00%	1,035
Class R1	0.75%	0.25%	1.00%	1.00%	530
Class R2	0.25%	0.25%	0.50%	0.50%	266
Class R3	—	0.25%	0.25%	0.25%	134
Total Distribution and Service Fees					$3,174
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2023 based on each class's average daily net assets. MFD has voluntarily
28

Notes to Financial Statements  - continued
agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended July 31, 2023.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended July 31, 2023.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2023, the fee was $425, which equated to 0.0142% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,496.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.5828% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
29

Notes to Financial Statements  - continued
On February 8, 2022, MFS purchased the following shares as an initial investment in the fund:
Share Class	Shares	Amount
Class A	15,000	$150,000
Class C	5,000	50,000
Class I	5,000	50,000
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6	175,000	1,750,000
On August 3, 2022, MFS purchased the following shares:
Share Class	Shares	Amount
Class R1	748	$7,000
Class R2	746	7,000
Class R3	746	7,000
Class R4	638	6,000
At July 31, 2023, MFS held 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R6.
(4) Portfolio Securities
For the year ended July 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $1,387,075 and $529,389, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/23		Year ended 7/31/22 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	50,211	$461,547	18,732	$184,633
Class C	9,699	91,459	6,034	58,864
Class I	36,102	340,614	47,444	464,037
Class R1	748	7,000	5,000	50,000
Class R2	746	7,000	5,000	50,000
Class R3	746	7,000	5,000	50,000
Class R4	638	6,000	5,000	50,000
Class R6	—	—	175,000	1,750,000
	98,890	$920,620	267,210	$2,657,534
30

Notes to Financial Statements  - continued
	Year ended 7/31/23		Year ended 7/31/22 (c)
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	183	$1,651	—	$—
Class I	241	2,172	—	—
Class R2	3	22	—	—
Class R3	14	129	—	—
Class R4	26	233	—	—
Class R6	814	7,343	—	—
	1,281	$11,550	—	$—
Shares reacquired
Class A	(1,791)	$(17,972)	(2,259)	$(19,520)
Class C	(200)	(2,006)	—	—
Class I	(5)	(43)	—	—
	(1,996)	$(20,021)	(2,259)	$(19,520)
Net change
Class A	48,603	$445,226	16,473	$165,113
Class C	9,499	89,453	6,034	58,864
Class I	36,338	342,743	47,444	464,037
Class R1	748	7,000	5,000	50,000
Class R2	749	7,022	5,000	50,000
Class R3	760	7,129	5,000	50,000
Class R4	664	6,233	5,000	50,000
Class R6	814	7,343	175,000	1,750,000
	98,175	$912,149	264,951	$2,638,014

(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund
31

Notes to Financial Statements  - continued
and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2023, the fund’s commitment fee and interest expense were $15 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$104,008	$1,277,870	$1,231,283	$48	$(3)	$150,640

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,094	$—
32

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Intrinsic Value Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Intrinsic Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended July 31, 2023 and the period from February 8, 2022 (commencement of operations) through July 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended July 31, 2023 and the period from February 8, 2022 (commencement of operations) through July 31, 2022, in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
33

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 18, 2023
34

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
35

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
36

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
37

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Timothy Dittmer Benjamin Stone
38

Board Review of Investment Advisory Agreement
MFS Intrinsic Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the
39

Board Review of Investment Advisory Agreement - continued
other MFS Funds.  The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
The Trustees noted that the Fund commenced operations on February 8, 2022; therefore, no performance data for the one-, three-, or five-year periods ended December 31, 2022 was available.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees also considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
40

Board Review of Investment Advisory Agreement - continued
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, and $10 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research
41

Board Review of Investment Advisory Agreement - continued
from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
42

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period since the fund's inception on February 8, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
July 31, 2023
MFS®  Emerging Markets
Equity Research Fund
EEM-ANN

MFS® Emerging Markets
Equity Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	8.9%
Samsung Electronics Co. Ltd.	6.0%
Tencent Holdings Ltd.	5.0%
Yum China Holdings, Inc.	3.0%
Reliance Industries Ltd.	2.8%
BYD Co. Ltd.	2.5%
Techtronic Industries Co. Ltd.	2.4%
Gruma S.A.B. de C.V.	2.3%
AIA Group Ltd.	2.2%
Midea Group Co. Ltd., “A”	2.2%
GICS equity industries (g)
Financials	21.9%
Information Technology	16.8%
Consumer Staples	12.3%
Communication Services	11.4%
Consumer Discretionary	11.3%
Energy	8.2%
Materials	6.7%
Industrials	5.1%
Utilities	2.1%
Health Care	0.9%
Real Estate	0.8%
Issuer country weightings (x)
China	30.0%
India	13.1%
South Korea	9.3%
Brazil	9.2%
Taiwan	8.9%
Hong Kong	7.4%
Mexico	4.4%
Thailand	2.6%
United States	2.4%
Other Countries	12.7%
Currency exposure weightings (y)
Hong Kong Dollar	25.7%
Indian Rupee	13.1%
South Korean Won	9.3%
Brazilian Real	9.2%
Taiwan Dollar	8.9%
Chinese Renminbi	8.7%
United States Dollar	7.0%
Euro	4.9%
Mexican Peso	4.4%
Other Currencies	8.8%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended July 31, 2023, Class A shares of the MFS Emerging Markets Equity Research Fund (fund) provided a total return of 10.29%, at net asset value. This compares with a return of 8.35% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection within the industrials sector contributed to performance relative to the MSCI Emerging Markets Index, led by the fund’s overweight positions in strong-performing machinery manufacturer Doosan Bobcat (South Korea) and car rental and fleet management company Localiza Rent A Car (Brazil). The share price of Boosan Bobcat appreciated during the period as the company reported robust demand for construction equipment, particularly in the U.S., due to a strong order backlog. Additionally, better-than-anticipated pricing further contributed to the firm’s operating profit and revenue.
3

Management Review - continued
Security selection and an overweight position in the energy sector also supported relative returns. Within this sector, an overweight position in oil and gas exploration and production company Petroleo Brasileiro (Brazil), and the fund’s holdings of oil and gas company Galp Energia(b) (Portugal), aided relative results. The share price of Petroleo Brasileiro benefited from solid operational results, a robust dividend payout and a better-than-expected outlook.
Favorable stock selection within both the communication services and financials sectors further contributed to the fund’s relative performance. Within the communication services sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund’s largest relative contributors during the period. Within the financials sector, overweight positions in financial services firm Komercni Banka(h) (Czech Republic) and securities exchange services provider B3 SA - Brasil Bolsa Balcao (Brazil) boosted relative returns. The share price of Komercni Banka advanced due to improved Net Interest Income and housing loan trends, coupled with net profits that were positively affected by provision reversals and lower operational costs.
Stocks in other sectors that were among the fund’s top relative contributors included its overweight positions in corn flour producer Gruma (Mexico), fast-food restaurant operator Yum China (China), gold mining company Gold Fields (South Africa) and retail store chain BIM Birlesik Magazalar(h) (Turkey).
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Security selection in the real estate sector detracted from relative performance, led by the fund’s position in industrial and logistics property manager ESR Group(b) (Hong Kong). The share price of ESR Group declined due to a slowdown in e-commerce sales, lower revenues, rising competition in the management space, and higher interest rates.
Elsewhere, overweight positions in dairy products and health drinks producer Inner Mongolia Yili Industrial Group (China), chemicals producer UPL (India), banking and financial services provider Bandhan Bank (India), online direct sales company JD.com (China), cement manufacturer Anhui Conch Cement (China) and heavy equipment retailer United Tractors (Indonesia) held back relative performance. The share price of Inner Mongolia Yili Industrial Group fell as the company reported weaker than expected revenue results due to negative Ultra Heat Treated (UHT) yogurt sales growth and a slowdown in sales of infant milk formula. Additionally, the timing of the fund’s ownership in shares of online and mobile commerce company Alibaba Group(h) (China) and internet search engine and online computer games provider Naver(h) (South Korea), and not owning shares of steel products manufacturer and distributor Posco (South Korea), further weakened relative returns. The share price of Alibaba Group fell as the company announced revenue declines in its Customer Management segment, which includes online physical sales, and its cloud segment, which was notably affected by project delays attributed to the resurgence of COVID-19 infections. Additionally, it
4

Management Review - continued
appeared that investors’ concerns regarding comments from management on increasing investments in the year ahead to enhance competitiveness and operating efficiency further weighed on the overall stock performance.
Respectfully,
Portfolio Manager(s)
Gregory Johnsen and Sanjay Natarajan
Note to Shareholders: Effective December 31, 2022, Gregory Johnsen was added as a Portfolio Manager and Deividas Seferis is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 7/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 7/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	2/23/21	10.29%	(8.18)%
C	2/23/21	9.41%	(8.88)%
I	2/23/21	10.58%	(8.00)%
R1	2/23/21	9.43%	(8.88)%
R2	2/23/21	9.98%	(8.42)%
R3	2/23/21	10.20%	(8.21)%
R4	2/23/21	10.57%	(7.95)%
R6	2/23/21	10.58%	(7.95)%
Comparative benchmark(s)

MSCI Emerging Markets Index (net div) (f)	8.35%	(8.72)%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	3.95%	(10.39)%
C With CDSC (1% for 12 months) (v)	8.41%	(8.88)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2023 through July 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2023 through July 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/23	Ending Account Value 7/31/23	Expenses Paid During Period (p) 2/01/23-7/31/23
A	Actual	1.25%	$1,000.00	$1,037.61	$6.32
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
C	Actual	2.00%	$1,000.00	$1,033.94	$10.09
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$1,038.96	$5.06
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$1,033.94	$10.09
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$1,036.36	$7.57
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$1,037.66	$6.32
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$1,038.91	$5.06
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R6	Actual	0.99%	$1,000.00	$1,038.91	$5.00
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
7/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Alcoholic Beverages – 5.5%
Ambev S.A.	8,800	$27,654
China Resources Beer Holdings Co. Ltd.	8,000	51,238
Kweichow Moutai Co. Ltd.	200	52,628
Wuliangye Yibin Co. Ltd.	1,000	25,326
		$156,846
Automotive – 3.9%
BYD Co. Ltd.	2,000	$70,677
Mahindra & Mahindra Ltd.	2,261	40,553
		$111,230
Brokerage & Asset Managers – 2.9%
B3 S.A. - Brasil Bolsa Balcao	15,100	$47,579
Hong Kong Exchanges & Clearing Ltd.	800	33,420
Moscow Exchange MICEX-RTS PJSC (a)(u)	15,769	0
		$80,999
Business Services – 1.9%
Infosys Ltd.	1,220	$20,109
Tata Consultancy Services Ltd.	788	32,780
		$52,889
Chemicals – 1.3%
UPL Ltd.	4,941	$37,528
Computer Software – 1.3%
Kingsoft Corp. Ltd.	8,600	$36,776
Computer Software - Systems – 6.0%
Samsung Electronics Co. Ltd.	3,117	$170,687
Construction – 5.8%
Anhui Conch Cement Co. Ltd.	12,000	$36,082
Midea Group Co. Ltd., “A”	7,400	61,422
Techtronic Industries Co. Ltd.	6,000	67,740
		$165,244
Consumer Products – 1.0%
Amorepacific Corp.	322	$28,470
Consumer Services – 1.9%
Localiza Rent a Car S.A.	3,698	$52,568
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 8.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	$251,698
Energy - Independent – 2.8%
Reliance Industries Ltd.	2,559	$79,315
Energy - Integrated – 3.9%
Galp Energia SGPS S.A., “B”	3,809	$50,674
LUKOIL PJSC (a)(u)	471	0
Petroleo Brasileiro S.A., ADR	2,882	42,308
Petroleo Brasileiro S.A., ADR	1,389	18,335
		$111,317
Engineering - Construction – 0.9%
Doosan Bobcat, Inc.	537	$24,646
Food & Beverages – 3.6%
Gruma S.A.B. de C.V.	3,615	$64,848
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	9,400	37,696
		$102,544
Forest & Paper Products – 0.9%
Suzano S.A.	2,600	$26,430
Gaming & Lodging – 0.8%
Sands China Ltd. (a)	5,600	$21,362
Insurance – 4.3%
AIA Group Ltd.	6,400	$63,517
Ping An Insurance Co. of China Ltd., “H”	8,000	57,700
		$121,217
Internet – 6.4%
NetEase, Inc., ADR	374	$40,669
Tencent Holdings Ltd.	3,100	140,871
		$181,540
Major Banks – 3.6%
Bandhan Bank Ltd. (a)	14,146	$38,423
Erste Group Bank AG	941	35,570
Nedbank Group Ltd.	2,222	29,198
		$103,191
Medical Equipment – 0.9%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., “A”	600	$24,850
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 2.3%
PT United Tractors Tbk	19,100	$34,862
Vale S.A., ADR	2,022	29,582
		$64,444
Natural Gas - Distribution – 1.5%
China Resources Gas Group Ltd.	12,700	$43,805
Other Banks & Diversified Financials – 11.4%
Bank Central Asia Tbk PT	38,100	$23,055
China Merchants Bank Co Ltd. “A”	9,000	44,781
Credicorp Ltd.	281	44,131
Emirates NBD PJSC	6,229	28,831
HDFC Bank Ltd.	2,984	59,906
Jio Financial Services Ltd. (a)	2,559	8,147
Kasikornbank PLC	5,200	19,218
KB Financial Group, Inc.	988	39,531
Kotak Mahindra Bank Ltd.	2,515	56,769
Sberbank of Russia PJSC (a)(u)	11,152	0
TCS Group Holding PLC (a)(u)	262	0
		$324,369
Precious Metals & Minerals – 1.1%
Gold Fields Ltd., ADR	1,491	$23,066
Polymetal International PLC (a)	3,376	9,315
		$32,381
Real Estate – 0.8%
ESR Group Ltd.	13,600	$23,716
Restaurants – 3.0%
Yum China Holdings, Inc.	1,399	$85,367
Specialty Chemicals – 1.0%
Saudi Basic Industries Corp.	1,268	$28,966
Specialty Stores – 3.6%
JD.com, Inc., “A”	2,002	$41,021
Walmart de Mexico S.A.B. de C.V.	14,674	61,088
		$102,109
Telecommunications - Wireless – 1.9%
Advanced Info Service Public Co. Ltd.	8,100	$53,245
Telephone Services – 1.8%
Hellenic Telecommunications Organization S.A.	3,319	$52,367
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 0.6%
Energisa S.A., IEU	1,600	$16,982
Total Common Stocks (Identified Cost, $3,002,415)		$2,769,098
Investment Companies (h) – 4.3%
Money Market Funds – 4.3%
MFS Institutional Money Market Portfolio, 5.25% (v) (Identified Cost, $121,368)	121,368	$121,368

Other Assets, Less Liabilities – (1.8)%		(52,248)
Net Assets – 100.0%		$2,838,218

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $121,368 and $2,769,098, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 7/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $3,002,415)	$2,769,098
Investments in affiliated issuers, at value (identified cost, $121,368)	121,368
Receivables for
Dividends	7,461
Receivable from investment adviser	20,837
Other assets	23
Total assets	$2,918,787
Liabilities
Payable to affiliates
Administrative services fee	$190
Shareholder servicing costs	617
Distribution and service fees	20
Payable for independent Trustees' compensation	13
Deferred foreign capital gains tax expense payable	3,013
Accrued expenses and other liabilities	76,716
Total liabilities	$80,569
Net assets	$2,838,218
Net assets consist of
Paid-in capital	$3,415,346
Total distributable earnings (loss)	(577,128)
Net assets	$2,838,218
Shares of beneficial interest outstanding	354,565
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$158,339	19,799	$8.00
Class C	51,837	6,545	7.92
Class I	101,264	12,653	8.00
Class R1	55,316	6,985	7.92
Class R2	55,881	7,003	7.98
Class R3	56,166	7,027	7.99
Class R4	56,452	7,050	8.01
Class R6	2,302,963	287,503	8.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.49 [100 / 94.25 x $8.00]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 7/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$86,763
Non-cash dividends	15,714
Dividends from affiliated issuers	2,833
Other	318
Foreign taxes withheld	(8,924)
Total investment income	$96,704
Expenses
Management fee	$24,721
Distribution and service fees	1,778
Shareholder servicing costs	1,633
Administrative services fee	17,500
Independent Trustees' compensation	3,015
Custodian fee	25,403
Shareholder communications	7,546
Audit and tax fees	79,314
Legal fees	83
Registration fees	108,384
Miscellaneous	26,780
Total expenses	$296,157
Fees paid indirectly	(22)
Reduction of expenses by investment adviser	(268,554)
Net expenses	$27,581
Net investment income (loss)	$69,123
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,845 foreign capital gains tax)	$(276,327)
Affiliated issuers	46
Foreign currency	(416)
Net realized gain (loss)	$(276,697)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,369 increase in deferred foreign capital gains tax)	$483,023
Affiliated issuers	(5)
Translation of assets and liabilities in foreign currencies	17
Net unrealized gain (loss)	$483,035
Net realized and unrealized gain (loss)	$206,338
Change in net assets from operations	$275,461
See Notes to Financial Statements
17

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/23	7/31/22
Change in net assets
From operations
Net investment income (loss)	$69,123	$30,844
Net realized gain (loss)	(276,697)	(124,945)
Net unrealized gain (loss)	483,035	(533,990)
Change in net assets from operations	$275,461	$(628,091)
Total distributions to shareholders	$(28,099)	$(24,810)
Change in net assets from fund share transactions	$134,711	$1,050,762
Total change in net assets	$382,073	$397,861
Net assets
At beginning of period	2,456,145	2,058,284
At end of period	$2,838,218	$2,456,145
See Notes to Financial Statements
18

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.32	$9.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.08	$0.04
Net realized and unrealized gain (loss)	0.57	(1.93)	(0.82)
Total from investment operations	$0.75	$(1.85)	$(0.78)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.02)	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.07)	$(0.05)	$—
Net asset value, end of period (x)	$8.00	$7.32	$9.22
Total return (%) (r)(s)(t)(x)	10.29	(20.10)	(7.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.53	9.91	9.75(a)
Expenses after expense reductions (f)	1.25	1.25	1.25(a)
Net investment income (loss)	2.48	0.95	0.97(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$158	$135	$166
See Notes to Financial Statements
19

Financial Highlights – continued
Class C	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.26	$9.19	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.02	$0.01
Net realized and unrealized gain (loss)	0.56	(1.92)	(0.82)
Total from investment operations	$0.68	$(1.90)	$(0.81)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.02)	$(0.03)	$—
Net asset value, end of period (x)	$7.92	$7.26	$9.19
Total return (%) (r)(s)(t)(x)	9.41	(20.70)	(8.10)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	12.22	10.69	10.51(a)
Expenses after expense reductions (f)	2.00	2.00	2.00(a)
Net investment income (loss)	1.72	0.22	0.20(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$52	$43	$47

Class I	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.32	$9.23	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.10	$0.05
Net realized and unrealized gain (loss)	0.56	(1.94)	(0.82)
Total from investment operations	$0.76	$(1.84)	$(0.77)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.08)	$(0.07)	$—
Net asset value, end of period (x)	$8.00	$7.32	$9.23
Total return (%) (r)(s)(t)(x)	10.58	(20.02)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.11	9.83	9.51(a)
Expenses after expense reductions (f)	1.00	1.00	1.00(a)
Net investment income (loss)	2.71	1.22	1.20(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$101	$48	$47
See Notes to Financial Statements
20

Financial Highlights – continued
Class R1	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.26	$9.19	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.02	$0.01
Net realized and unrealized gain (loss)	0.56	(1.92)	(0.82)
Total from investment operations	$0.68	$(1.90)	$(0.81)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.02)	$(0.03)	$—
Net asset value, end of period (x)	$7.92	$7.26	$9.19
Total return (%) (r)(s)(t)(x)	9.43	(20.70)	(8.10)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	12.32	10.66	10.51(a)
Expenses after expense reductions (f)	2.00	2.00	2.00(a)
Net investment income (loss)	1.70	0.19	0.21(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$55	$36	$46

Class R2	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.31	$9.21	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.06	$0.03
Net realized and unrealized gain (loss)	0.56	(1.93)	(0.82)
Total from investment operations	$0.72	$(1.87)	$(0.79)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.00)(w)	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.05)	$(0.03)	$—
Net asset value, end of period (x)	$7.98	$7.31	$9.21
Total return (%) (r)(s)(t)(x)	9.98	(20.31)	(7.90)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.82	10.16	10.01(a)
Expenses after expense reductions (f)	1.50	1.50	1.50(a)
Net investment income (loss)	2.20	0.69	0.70(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$56	$37	$46
See Notes to Financial Statements
21

Financial Highlights – continued
Class R3	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.32	$9.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.08	$0.04
Net realized and unrealized gain (loss)	0.56	(1.93)	(0.82)
Total from investment operations	$0.74	$(1.85)	$(0.78)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.02)	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.07)	$(0.05)	$—
Net asset value, end of period (x)	$7.99	$7.32	$9.22
Total return (%) (r)(s)(t)(x)	10.20	(20.11)	(7.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.57	9.91	9.76(a)
Expenses after expense reductions (f)	1.25	1.25	1.25(a)
Net investment income (loss)	2.45	0.94	0.95(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$56	$37	$46

Class R4	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.33	$9.23	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.10	$0.05
Net realized and unrealized gain (loss)	0.56	(1.93)	(0.82)
Total from investment operations	$0.76	$(1.83)	$(0.77)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.08)	$(0.07)	$—
Net asset value, end of period (x)	$8.01	$7.33	$9.23
Total return (%) (r)(s)(t)(x)	10.57	(19.91)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.32	9.66	9.51(a)
Expenses after expense reductions (f)	1.00	1.00	1.00(a)
Net investment income (loss)	2.71	1.19	1.19(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$56	$37	$46
See Notes to Financial Statements
22

Financial Highlights – continued
Class R6	Year ended
	7/31/23	7/31/22	7/31/21(c)
Net asset value, beginning of period	$7.33	$9.23	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.10	$0.05
Net realized and unrealized gain (loss)	0.56	(1.93)	(0.82)
Total from investment operations	$0.76	$(1.83)	$(0.77)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$—
From net realized gain	—	(0.03)	—
Total distributions declared to shareholders	$(0.08)	$(0.07)	$—
Net asset value, end of period (x)	$8.01	$7.33	$9.23
Total return (%) (r)(s)(t)(x)	10.58	(19.91)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.32	9.57	9.50(a)
Expenses after expense reductions (f)	0.99	0.99	0.99(a)
Net investment income (loss)	2.73	1.19	1.20(a)
Portfolio turnover	59	39	17(n)
Net assets at end of period (000 omitted)	$2,303	$2,083	$1,615

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
23

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Equity Research Fund (the fund) is a non-diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the
24

Notes to Financial Statements  - continued
adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
25

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$850,909	$—	$—	$850,909
India	365,383	8,147	—	373,530
South Korea	263,334	—	—	263,334
Brazil	261,438	—	—	261,438
Taiwan	251,698	—	—	251,698
Hong Kong	209,755	—	—	209,755
Mexico	125,936	—	—	125,936
Thailand	72,463	—	—	72,463
Indonesia	57,917	—	—	57,917
Other Countries	302,118	—	0	302,118
Mutual Funds	121,368	—	—	121,368
Total	$2,882,319	$8,147	$0	$2,890,466
For further information regarding security characteristics, see the Portfolio of Investments. At July 31, 2023, the fund held four level 3 securities valued at $0, which were also held and valued at $0 at July 31, 2022.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
26

Notes to Financial Statements  - continued
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended July 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/23	Year ended 7/31/22
Ordinary income (including any short-term capital gains)	$28,099	$24,810
27

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/23
Cost of investments	$3,258,004
Gross appreciation	265,592
Gross depreciation	(633,130)
Net unrealized appreciation (depreciation)	$(367,538)
Undistributed ordinary income	67,948
Capital loss carryforwards	(276,967)
Other temporary differences	(571)
Total distributable earnings (loss)	$(577,128)
As of July 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(83,829)
Long-Term	(193,138)
Total	$(276,967)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/23	Year ended 7/31/22
Class A	$1,218	$1,051
Class C	159	188
Class I	582	389
Class R1	155	173
Class R2	369	189
Class R3	477	289
Class R4	587	390
Class R6	24,552	22,141
Total	$28,099	$24,810
28

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.95%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion and up to $5 billion	0.85%
In excess of $5 billion	0.825%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this management fee reduction amounted to $341, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.94% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.99%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this reduction amounted to $268,213, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $59 for the year ended July 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
29

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 347
Class C	0.75%	0.25%	1.00%	1.00%	551
Class R1	0.75%	0.25%	1.00%	1.00%	501
Class R2	0.25%	0.25%	0.50%	0.50%	252
Class R3	—	0.25%	0.25%	0.25%	127
Total Distribution and Service Fees					$1,778
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the year ended July 31, 2023.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2023, were as follows:
Amount
Class A	$—
Class C	59
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2023, the fee was $330, which equated to 0.0127% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,303.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.6723% of the fund's average daily net assets.
30

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On September 15, 2021, MFS purchased 106,724 shares of Class R6 for an aggregate amount of $1,000,000.
On August 3, 2022, MFS purchased 1,111 shares of Class C, 413 shares of Class I, 1,944 shares of Class R1, 1,931 shares of Class R2, 1,929 shares of Class R3, and 1,926 shares of Class R4 for an aggregate amount of $67,000.
At July 31, 2023, MFS held approximately 77% and 94% of the outstanding shares of Class A and Class C, respectively, and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R6.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended July 31, 2023, this reimbursement amounted to $274, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended July 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $1,643,774 and $1,498,433, respectively.
31

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/23		Year ended 7/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,144	$8,252	1,134	$9,557
Class C	2,363	16,905	851	7,545
Class I	6,073	46,612	11,051	85,549
Class R1	1,944	14,000	—	—
Class R2	1,931	14,000	—	—
Class R3	1,929	14,000	—	—
Class R4	1,926	14,000	—	—
Class R6	67,104	487,932	106,724	1,000,000
	84,414	$615,701	119,760	$1,102,651
Shares issued to shareholders in reinvestment of distributions
Class A	171	$1,218	114	$1,051
Class C	22	159	21	188
Class I	82	582	42	389
Class R1	22	155	19	173
Class R2	52	369	20	189
Class R3	67	477	31	289
Class R4	82	587	42	390
Class R6	3,448	24,552	2,399	22,141
	3,946	$28,099	2,688	$24,810
Shares reacquired
Class A	(21)	$(148)	(718)	$(5,522)
Class C	(1,807)	(13,594)	(3)	(25)
Class I	—	—	(9,652)	(71,152)
Class R6	(67,172)	(495,347)	—	—
	(69,000)	$(509,089)	(10,373)	$(76,699)
32

Notes to Financial Statements  - continued
	Year ended 7/31/23		Year ended 7/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	1,294	$9,322	530	$5,086
Class C	578	3,470	869	7,708
Class I	6,155	47,194	1,441	14,786
Class R1	1,966	14,155	19	173
Class R2	1,983	14,369	20	189
Class R3	1,996	14,477	31	289
Class R4	2,008	14,587	42	390
Class R6	3,380	17,137	109,123	1,022,141
	19,360	$134,711	112,075	$1,050,762
On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2023, the fund’s commitment fee and interest expense were $14 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$88,697	$1,473,177	$1,440,547	$46	$(5)	$121,368
33

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,833	$—
(8) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
34

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Equity Research Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Research Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from February 23, 2021 (commencement of operations) through July 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from February 23, 2021 (commencement of operations) through July 31, 2021, in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
35

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 18, 2023
36

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
37

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
39

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Sanjay Natarajan Gregory Johnsen
40

Board Review of Investment Advisory Agreement
MFS Emerging Markets Equity Research Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
41

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one-year period ended December 31, 2022. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on February 23, 2021, and has a limited operating history and performance record; therefore, no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have
42

Board Review of Investment Advisory Agreement - continued
comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs,
43

Board Review of Investment Advisory Agreement - continued
and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
44

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $101,716. The fund intends to pass through foreign tax credits of $10,109 for the fiscal year.
46

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
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Annual Report
July 31, 2023
MFS®  Equity Income Fund
EQI-ANN

MFS® Equity Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	5.4%
Apple, Inc.	4.6%
JPMorgan Chase & Co.	3.2%
Alphabet, Inc., “A”	2.8%
Cigna Group	2.6%
McKesson Corp.	2.4%
Home Depot, Inc.	2.1%
Walmart Stores, Inc.	2.1%
Texas Instruments, Inc.	2.1%
Equitable Holdings, Inc.	2.0%
GICS equity sectors (g)
Financials	20.5%
Information Technology	17.4%
Health Care	13.3%
Industrials	8.6%
Consumer Staples	8.1%
Communication Services	6.7%
Energy	5.8%
Consumer Discretionary	5.5%
Materials	5.5%
Real Estate	4.7%
Utilities	3.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended July 31, 2023, Class A shares of the MFS Equity Income Fund (fund) provided a total return of 11.69%, at net asset value. This compares with a return of 13.02% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the S&P 500 Index, the combination of an underweight position and stock selection within the information technology sector detracted from the fund’s performance. Within this sector, not owning shares of strong-performing computer graphics processor maker NVIDIA and broadband communications and networking services company Broadcom, and an underweight position in computer and personal electronics maker Apple, held back relative returns. The stock price of NVIDIA climbed as the company significantly beat expectations and posted a substantial increase in revenue growth within its Data Center (DC) segment. Increased revenue guidance

Management Review - continued
further supported the stock, following expectations of greater DC demand across multiple customer segments. Additionally, AI (artificial intelligence) market leadership positioning allowed the company to fully take advantage of the broad advancements within the sector, following greater Generative AI demand. Lastly, performance expectations benefited as business drivers (AI, DC accelerators, etc.) signaled the movement to become more secularly-driven.
Stock selection within the communication services sector also weakened relative returns. Here, not owning shares of strong-performing social networking service provider Meta Platforms, and the timing of the fund’s ownership in shares of global marketing and communications company Omnicom Group, hindered relative performance. The stock price of Meta Platforms advanced as the company reported better-than-expected earnings, driven by solid revenue results and strong user engagement across its applications.
Stock selection and an underweight position in the consumer staples sector further held back relative performance, led by the fund’s overweight position in office and consumer paper products maker Kimberly-Clark and holding shares of shell egg producer and distributor Cal-Maine Foods(b). The stock price of Cal-Maine Foods fell as the company reported lower revenues due to a sharp decline in egg prices and a rebound in overall industry supply.
The fund’s overweight positions in banking services providers, Zions Bancorporation(h) and Regions Financial Corp., and in storage unit operator Extra Space Storage(h) were also among the top relative detractors.
Contributors to Performance
Security selection within the health care sector contributed to relative performance, led by the fund’s overweight positions in pharmaceutical company Merck(h) and medical devices maker Boston Scientific(h). The stock price of Merck rose as the company’s earnings and sales results exceeded expectations due to favorable impacts from the COVID-19 recovery. Management also raised its forward-looking sales guidance, which further supported the stock. The share price of Boston Scientific climbed as the company posted better-than-expected financial results driven by broad-based strength across all segments. Not owning shares of poor-performing health insurance and Medicare/Medicaid provider UnitedHealth Group, and an underweight position in pharmaceutical giant Pfizer, also benefited the fund’s relative performance.
Security selection and, to a lesser extent, an underweight position in the consumer discretionary sector also aided relative returns. Within this sector, not owning shares of poor-performing electric vehicle manufacturer Tesla, holding shares of electronic gaming equipment, software, and network systems manufacturer International Game Technology(b) (United Kingdom), and an underweight position in internet retailer Amazon.com benefited relative results. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company's Shanghai manufacturing plant, coupled with reduced vehicle deliveries, increased competitive concerns, and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform X.

Management Review - continued
Stock selection within the financials sector further boosted relative performance, led by the fund’s holdings of global banking group BNP Paribas(b) (France) and an overweight position in global financial services firm JPMorgan Chase. The stock price of BNP Paribas advanced as the company posted better-than-expected financial results, driven by higher revenues, notably in its corporate and institutional banking division, and lower expense provisions.
The top relative contributors for the reporting period also included the fund’s overweight position in independent oil refiner Valero Energy.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 7/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 7/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/27/12	11.69%	9.67%	9.87%
B	9/27/12	10.87%	8.85%	9.06%
C	9/27/12	10.92%	8.85%	9.05%
I	9/27/12	12.02%	9.94%	10.16%
R1	9/27/12	10.85%	8.85%	9.06%
R2	9/27/12	11.49%	9.40%	9.60%
R3	9/27/12	11.72%	9.66%	9.88%
R4	9/27/12	12.02%	9.94%	10.14%
R6	9/27/12	12.07%	10.04%	10.31%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	13.02%	12.20%	12.66%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	5.27%	8.38%	9.23%
B With CDSC (Declining over six years from 4% to 0%) (v)	6.87%	8.56%	9.06%
C With CDSC (1% for 12 months) (v)	9.92%	8.85%	9.05%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2023 through July 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2023 through July 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/23	Ending Account Value 7/31/23	Expenses Paid During Period (p) 2/01/23-7/31/23
A	Actual	0.88%	$1,000.00	$1,047.09	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
B	Actual	1.63%	$1,000.00	$1,043.30	$8.26
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
C	Actual	1.63%	$1,000.00	$1,043.83	$8.26
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
I	Actual	0.63%	$1,000.00	$1,048.77	$3.20
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R1	Actual	1.63%	$1,000.00	$1,043.29	$8.26
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
R2	Actual	1.13%	$1,000.00	$1,046.31	$5.73
	Hypothetical (h)	1.13%	$1,000.00	$1,019.19	$5.66
R3	Actual	0.88%	$1,000.00	$1,047.42	$4.47
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
R4	Actual	0.63%	$1,000.00	$1,048.78	$3.20
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R6	Actual	0.55%	$1,000.00	$1,049.28	$2.79
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
7/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.1%
Aerospace & Defense – 2.3%
General Dynamics Corp.	34,440	$7,700,095
Honeywell International, Inc.	10,347	2,008,663
		$9,708,758
Biotechnology – 0.8%
Gilead Sciences, Inc.	43,848	$3,338,587
Broadcasting – 1.4%
Omnicom Group, Inc.	68,213	$5,772,184
Brokerage & Asset Managers – 2.0%
Bank of New York Mellon Corp.	95,009	$4,309,608
Citigroup, Inc.	89,215	4,251,987
		$8,561,595
Business Services – 0.5%
Accenture PLC, “A”	7,307	$2,311,569
Cable TV – 1.7%
Comcast Corp., “A”	156,010	$7,061,013
Chemicals – 0.4%
Nutrien Ltd.	22,805	$1,571,036
Computer Software – 5.4%
Microsoft Corp.	66,644	$22,387,053
Computer Software - Systems – 5.6%
Apple, Inc.	98,119	$19,275,478
Hitachi Ltd.	36,200	2,365,920
Seagate Technology Holdings PLC	31,235	1,983,422
		$23,624,820
Consumer Products – 1.9%
Kimberly-Clark Corp.	62,391	$8,054,678
Consumer Services – 0.5%
Booking Holdings, Inc. (a)	657	$1,951,816
Electrical Equipment – 1.2%
Johnson Controls International PLC	70,102	$4,875,594

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 5.9%
Applied Materials, Inc.	38,419	$5,823,936
Lam Research Corp.	8,337	5,990,051
NXP Semiconductors N.V.	6,040	1,346,799
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,557	3,128,877
Texas Instruments, Inc.	47,673	8,581,140
		$24,870,803
Energy - Independent – 3.7%
EOG Resources, Inc.	17,517	$2,321,528
Phillips 66	44,692	4,985,393
Valero Energy Corp.	63,941	8,242,634
		$15,549,555
Energy - Integrated – 2.1%
Eni S.p.A.	283,639	$4,329,881
Suncor Energy, Inc.	71,132	2,225,690
TotalEnergies SE	35,603	2,163,181
		$8,718,752
Food & Beverages – 2.3%
Archer Daniels Midland Co.	37,410	$3,178,354
Cal-Maine Foods, Inc.	50,396	2,327,791
PepsiCo, Inc.	22,742	4,263,215
		$9,769,360
Gaming & Lodging – 1.0%
International Game Technology PLC	128,399	$4,343,738
Health Maintenance Organizations – 2.5%
Cigna Group	36,134	$10,663,143
Insurance – 6.4%
Ameriprise Financial, Inc.	19,420	$6,766,899
Equitable Holdings, Inc.	291,236	8,355,561
Everest Group Ltd.	5,509	1,986,050
Hartford Financial Services Group, Inc.	35,208	2,530,751
Manulife Financial Corp.	146,800	2,934,553
MetLife, Inc.	64,091	4,035,810
		$26,609,624
Internet – 2.8%
Alphabet, Inc., “A” (a)	89,076	$11,822,167
Leisure & Toys – 0.8%
Nintendo Co. Ltd.	70,400	$3,191,790

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.9%
Timken Co.	37,585	$3,490,143
Volvo Group	206,907	4,561,177
		$8,051,320
Major Banks – 9.8%
Bank of America Corp.	154,164	$4,933,248
BNP Paribas	82,140	5,420,584
Goldman Sachs Group, Inc.	6,047	2,151,946
JPMorgan Chase & Co.	85,583	13,518,691
Morgan Stanley	26,144	2,393,744
Regions Financial Corp.	278,359	5,670,173
Wells Fargo & Co.	147,364	6,802,322
		$40,890,708
Medical & Health Technology & Services – 2.4%
McKesson Corp.	24,897	$10,018,553
Metals & Mining – 3.2%
Glencore PLC	804,842	$4,891,267
Rio Tinto PLC	109,331	7,225,959
United States Steel Corp.	52,278	1,333,089
		$13,450,315
Network & Telecom – 0.3%
Equinix, Inc., REIT	1,781	$1,442,468
Other Banks & Diversified Financials – 2.3%
American Express Co.	11,597	$1,958,501
SLM Corp.	184,709	2,988,592
Visa, Inc., “A”	18,945	4,503,795
		$9,450,888
Pharmaceuticals – 7.6%
AbbVie, Inc.	21,970	$3,286,273
Bayer AG	76,228	4,453,808
Johnson & Johnson	36,701	6,148,518
Novartis AG	23,738	2,479,009
Organon & Co.	205,518	4,517,286
Pfizer, Inc.	83,970	3,027,958
Roche Holding AG	15,692	4,869,279
Sanofi	26,702	2,850,452
		$31,632,583
Railroad & Shipping – 0.9%
CSX Corp.	107,789	$3,591,529

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 4.4%
NNN REIT, Inc.	38,752	$1,653,935
Prologis, Inc., REIT	50,580	6,309,855
Simon Property Group, Inc., REIT	44,606	5,557,908
Spirit Realty Capital, Inc., REIT	72,841	2,937,677
W.P. Carey, Inc., REIT	27,139	1,832,697
		$18,292,072
Restaurants – 1.2%
Sodexo	30,055	$3,084,466
Starbucks Corp.	18,909	1,920,587
		$5,005,053
Specialty Chemicals – 1.4%
Chemours Co.	157,330	$5,818,063
Specialty Stores – 5.4%
Amazon.com, Inc. (a)	23,082	$3,085,602
Home Depot, Inc.	26,114	8,717,898
Target Corp.	15,209	2,075,572
Walmart Stores, Inc.	53,990	8,630,841
		$22,509,913
Tobacco – 1.3%
Altria Group, Inc.	62,452	$2,836,570
British American Tobacco PLC	73,302	2,460,455
		$5,297,025
Trucking – 1.8%
United Parcel Service, Inc., “B”	40,146	$7,512,521
Utilities - Electric Power – 3.0%
Duke Energy Corp.	19,916	$1,864,536
Edison International	64,789	4,662,217
National Grid PLC	253,424	3,354,763
Vistra Corp.	91,103	2,556,350
		$12,437,866
Total Common Stocks (Identified Cost, $328,883,439)		$410,158,512
Preferred Stocks – 1.0%
Computer Software - Systems – 0.5%
Samsung Electronics Co. Ltd.	40,128	$1,807,043

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – continued
Metals & Mining – 0.5%
Gerdau S.A.	343,130	$2,122,453
Total Preferred Stocks (Identified Cost, $3,316,450)		$3,929,496
Investment Companies (h) – 0.8%
Money Market Funds – 0.8%
MFS Institutional Money Market Portfolio, 5.25% (v) (Identified Cost, $3,440,634)	3,440,607	$3,440,607

Other Assets, Less Liabilities – 0.1%		588,135
Net Assets – 100.0%		$418,116,750

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,440,607 and $414,088,008, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 7/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $332,199,889)	$414,088,008
Investments in affiliated issuers, at value (identified cost, $3,440,634)	3,440,607
Cash	2,874,791
Receivables for
Fund shares sold	611,976
Dividends	702,600
Other assets	536
Total assets	$421,718,518
Liabilities
Payables for
Investments purchased	$2,874,791
Fund shares reacquired	519,708
Payable to affiliates
Investment adviser	586
Administrative services fee	765
Shareholder servicing costs	98,364
Distribution and service fees	9,806
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	97,734
Total liabilities	$3,601,768
Net assets	$418,116,750
Net assets consist of
Paid-in capital	$325,487,691
Total distributable earnings (loss)	92,629,059
Net assets	$418,116,750
Shares of beneficial interest outstanding	21,366,648

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$283,792,903	14,520,484	$19.54
Class B	3,326,351	170,043	19.56
Class C	14,066,175	719,259	19.56
Class I	59,721,115	3,053,408	19.56
Class R1	1,022,623	52,169	19.60
Class R2	189,370	9,654	19.62
Class R3	2,435,278	124,357	19.58
Class R4	2,510,054	128,319	19.56
Class R6	51,052,881	2,588,955	19.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.73 [100 / 94.25 x $19.54]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 7/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$11,251,180
Dividends from affiliated issuers	228,517
Other	12,319
Income on securities loaned	8,615
Interest	314
Foreign taxes withheld	(359,183)
Total investment income	$11,141,762
Expenses
Management fee	$1,849,450
Distribution and service fees	812,462
Shareholder servicing costs	318,952
Administrative services fee	65,099
Independent Trustees' compensation	8,222
Custodian fee	42,213
Shareholder communications	32,689
Audit and tax fees	60,027
Legal fees	2,027
Miscellaneous	202,037
Total expenses	$3,393,178
Reduction of expenses by investment adviser and distributor	(282,713)
Net expenses	$3,110,465
Net investment income (loss)	$8,031,297
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$10,517,315
Affiliated issuers	188
Foreign currency	(9,147)
Net realized gain (loss)	$10,508,356
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$25,137,747
Affiliated issuers	(237)
Translation of assets and liabilities in foreign currencies	15,071
Net unrealized gain (loss)	$25,152,581
Net realized and unrealized gain (loss)	$35,660,937
Change in net assets from operations	$43,692,234
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/23	7/31/22
Change in net assets
From operations
Net investment income (loss)	$8,031,297	$5,667,581
Net realized gain (loss)	10,508,356	17,988,859
Net unrealized gain (loss)	25,152,581	(29,889,324)
Change in net assets from operations	$43,692,234	$(6,232,884)
Total distributions to shareholders	$(20,923,760)	$(25,512,630)
Change in net assets from fund share transactions	$47,323,989	$83,126,318
Total change in net assets	$70,092,463	$51,380,804
Net assets
At beginning of period	348,024,287	296,643,483
At end of period	$418,116,750	$348,024,287
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.56	$20.45	$15.29	$15.40	$16.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.34	$0.33	$0.31	$0.30
Net realized and unrealized gain (loss)	1.67	(0.60)	5.42	(0.06)	0.00(w)
Total from investment operations	$2.06	$(0.26)	$5.75	$0.25	$0.30
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.30)	$(0.32)	$(0.31)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(1.08)	$(1.63)	$(0.59)	$(0.36)	$(0.95)
Net asset value, end of period (x)	$19.54	$18.56	$20.45	$15.29	$15.40
Total return (%) (r)(s)(t)(x)	11.69	(1.60)	38.34	1.69	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.97	0.99	1.02	1.02
Expenses after expense reductions	0.88	0.88	0.88	0.89	0.89
Net investment income (loss)	2.13	1.72	1.81	2.05	1.97
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$283,793	$233,755	$200,391	$139,563	$138,043
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.57	$20.45	$15.29	$15.39	$16.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.19	$0.19	$0.20	$0.19
Net realized and unrealized gain (loss)	1.67	(0.59)	5.42	(0.06)	0.00(w)
Total from investment operations	$1.92	$(0.40)	$5.61	$0.14	$0.19
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.16)	$(0.16)	$(0.20)	$(0.19)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(0.93)	$(1.48)	$(0.45)	$(0.24)	$(0.83)
Net asset value, end of period (x)	$19.56	$18.57	$20.45	$15.29	$15.39
Total return (%) (r)(s)(t)(x)	10.87	(2.32)	37.26	0.92	1.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.71	1.72	1.74	1.77	1.77
Expenses after expense reductions	1.63	1.63	1.63	1.64	1.64
Net investment income (loss)	1.38	0.97	1.07	1.32	1.21
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$3,326	$3,307	$3,911	$3,534	$4,604
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.56	$20.45	$15.29	$15.39	$16.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.19	$0.19	$0.20	$0.19
Net realized and unrealized gain (loss)	1.68	(0.60)	5.42	(0.06)	0.00(w)
Total from investment operations	$1.93	$(0.41)	$5.61	$0.14	$0.19
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.16)	$(0.16)	$(0.20)	$(0.19)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(0.93)	$(1.48)	$(0.45)	$(0.24)	$(0.83)
Net asset value, end of period (x)	$19.56	$18.56	$20.45	$15.29	$15.39
Total return (%) (r)(s)(t)(x)	10.92	(2.37)	37.27	0.95	1.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.71	1.71	1.74	1.77	1.77
Expenses after expense reductions	1.63	1.63	1.63	1.64	1.64
Net investment income (loss)	1.39	0.97	1.07	1.31	1.21
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$14,066	$14,440	$16,922	$15,705	$19,000
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.57	$20.46	$15.30	$15.41	$16.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.39	$0.37	$0.35	$0.34
Net realized and unrealized gain (loss)	1.67	(0.60)	5.43	(0.06)	0.00(w)
Total from investment operations	$2.11	$(0.21)	$5.80	$0.29	$0.34
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.35)	$(0.36)	$(0.35)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(1.12)	$(1.68)	$(0.64)	$(0.40)	$(0.99)
Net asset value, end of period (x)	$19.56	$18.57	$20.46	$15.30	$15.41
Total return (%) (r)(s)(t)(x)	12.02	(1.36)	38.66	1.95	2.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.72	0.73	0.77	0.77
Expenses after expense reductions	0.63	0.63	0.63	0.64	0.64
Net investment income (loss)	2.40	1.97	2.05	2.31	2.20
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$59,721	$52,365	$40,722	$21,344	$23,261
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.62	$20.54	$15.36	$15.47	$16.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.18	$0.19	$0.19	$0.19
Net realized and unrealized gain (loss)	1.68	(0.58)	5.45	(0.05)	0.01
Total from investment operations	$1.93	$(0.40)	$5.64	$0.14	$0.20
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.20)	$(0.17)	$(0.21)	$(0.20)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(0.95)	$(1.52)	$(0.46)	$(0.25)	$(0.84)
Net asset value, end of period (x)	$19.60	$18.62	$20.54	$15.36	$15.47
Total return (%) (r)(s)(t)(x)	10.85	(2.32)	37.27	0.92	1.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.71	1.73	1.73	1.77	1.77
Expenses after expense reductions	1.63	1.63	1.63	1.64	1.64
Net investment income (loss)	1.37	0.93	1.06	1.28	1.21
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$1,023	$740	$177	$121	$103
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.62	$20.51	$15.34	$15.44	$16.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.29	$0.28	$0.28	$0.26
Net realized and unrealized gain (loss)	1.68	(0.60)	5.43	(0.06)	0.01
Total from investment operations	$2.03	$(0.31)	$5.71	$0.22	$0.27
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$(0.25)	$(0.28)	$(0.27)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(1.03)	$(1.58)	$(0.54)	$(0.32)	$(0.91)
Net asset value, end of period (x)	$19.62	$18.62	$20.51	$15.34	$15.44
Total return (%) (r)(s)(t)(x)	11.49	(1.89)	37.92	1.46	2.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.21	1.24	1.27	1.27
Expenses after expense reductions	1.13	1.13	1.13	1.14	1.14
Net investment income (loss)	1.89	1.45	1.57	1.80	1.69
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$189	$128	$242	$210	$369
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.59	$20.48	$15.32	$15.43	$16.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.33	$0.33	$0.31	$0.31
Net realized and unrealized gain (loss)	1.68	(0.59)	5.43	(0.06)	(0.01)
Total from investment operations	$2.06	$(0.26)	$5.76	$0.25	$0.30
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.31)	$(0.31)	$(0.32)	$(0.31)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(1.07)	$(1.63)	$(0.60)	$(0.36)	$(0.95)
Net asset value, end of period (x)	$19.58	$18.59	$20.48	$15.32	$15.43
Total return (%) (r)(s)(t)(x)	11.72	(1.61)	38.29	1.69	2.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.96	0.97	0.97	1.02	1.02
Expenses after expense reductions	0.88	0.88	0.87	0.89	0.89
Net investment income (loss)	2.05	1.73	1.74	2.05	2.04
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$2,435	$1,918	$806	$201	$182
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.57	$20.47	$15.31	$15.42	$16.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.30	$0.39	$0.35	$0.34
Net realized and unrealized gain (loss)	1.68	(0.52)	5.41	(0.06)	0.01
Total from investment operations	$2.11	$(0.22)	$5.80	$0.29	$0.35
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.36)	$(0.35)	$(0.36)	$(0.35)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(1.12)	$(1.68)	$(0.64)	$(0.40)	$(0.99)
Net asset value, end of period (x)	$19.56	$18.57	$20.47	$15.31	$15.42
Total return (%) (r)(s)(t)(x)	12.02	(1.40)	38.64	1.95	2.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.73	0.72	0.77	0.77
Expenses after expense reductions	0.63	0.64	0.63	0.64	0.64
Net investment income (loss)	2.37	1.61	2.09	2.29	2.25
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$2,510	$2,187	$424	$101	$88
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
Net asset value, beginning of period	$18.72	$20.61	$15.41	$15.52	$16.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.41	$0.39	$0.36	$0.36
Net realized and unrealized gain (loss)	1.68	(0.60)	5.46	(0.06)	0.01
Total from investment operations	$2.13	$(0.19)	$5.85	$0.30	$0.37
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.38)	$(0.36)	$(0.37)	$(0.36)
From net realized gain	(0.75)	(1.32)	(0.29)	(0.04)	(0.64)
Total distributions declared to shareholders	$(1.13)	$(1.70)	$(0.65)	$(0.41)	$(1.00)
Net asset value, end of period (x)	$19.72	$18.72	$20.61	$15.41	$15.52
Total return (%) (r)(s)(t)(x)	12.07	(1.28)	38.76	2.03	3.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.63	0.64	0.65	0.68	0.68
Expenses after expense reductions	0.55	0.55	0.55	0.55	0.55
Net investment income (loss)	2.46	2.05	2.14	2.39	2.31
Portfolio turnover	42	42	43	42	39
Net assets at end of period (000 omitted)	$51,053	$39,184	$33,049	$24,451	$25,922

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$414,088,008	$—	$—	$414,088,008
Mutual Funds	3,440,607	—	—	3,440,607
Total	$417,528,615	$—	$—	$417,528,615
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund.  Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days.  The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned.  On loans collateralized by cash, the cash collateral is invested in a money market fund.  The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.  The lending agent provides the fund with indemnification against Borrower default.  In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities.  In return, the lending agent assumes the fund's rights to the related collateral.  If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent.  On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent.  Income from

Notes to Financial Statements  - continued
securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Notes to Financial Statements  - continued
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/23	Year ended 7/31/22
Ordinary income (including any short-term capital gains)	$6,618,802	$9,158,251
Long-term capital gains	14,304,958	16,354,379
Total distributions	$20,923,760	$25,512,630
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/23
Cost of investments	$336,715,044
Gross appreciation	88,764,798
Gross depreciation	(7,951,227)
Net unrealized appreciation (depreciation)	$80,813,571
Undistributed ordinary income	1,870,658
Undistributed long-term capital gain	9,930,686
Other temporary differences	14,144
Total distributable earnings (loss)	$92,629,059
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/23	Year ended 7/31/22
Class A	$14,275,859	$16,977,657
Class B	168,638	265,980
Class C	687,507	1,179,020
Class I	3,032,760	4,020,739
Class R1	48,636	15,208
Class R2	7,445	18,674
Class R3	127,077	55,743
Class R4	132,550	46,083
Class R6	2,443,288	2,933,526
Total	$20,923,760	$25,512,630

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 Billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this management fee reduction amounted to $48,468, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2024. For the year ended July 31, 2023, this reduction amounted to $234,241, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $96,138 for the year ended July 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 625,856
Class B	0.75%	0.25%	1.00%	1.00%	33,126
Class C	0.75%	0.25%	1.00%	1.00%	138,298
Class R1	0.75%	0.25%	1.00%	1.00%	9,219
Class R2	0.25%	0.25%	0.50%	0.50%	728
Class R3	—	0.25%	0.25%	0.25%	5,235
Total Distribution and Service Fees					$812,462
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended July 31, 2023, this rebate amounted to $3 and $1 for Class A and Class B shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2023, were as follows:
Amount
Class A	$10,251
Class B	1,453
Class C	218
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2023, the fee was $36,842, which equated to 0.0100% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $282,110.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended July 31, 2023 was equivalent to an annual effective rate of 0.0176% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 4,280 shares of Class R3 and 4,338 shares of Class R4 for an aggregate amount of $159,777.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended July 31, 2023, this reimbursement amounted to $12,085, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended July 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $189,244,797 and $153,461,427, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/23		Year ended 7/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,001,125	$54,703,352	3,177,962	$61,779,580
Class B	27,425	485,794	25,127	482,579
Class C	182,814	3,323,811	179,726	3,519,480
Class I	2,450,291	44,483,503	1,357,422	26,748,905
Class R1	15,755	281,633	30,587	566,198
Class R2	2,821	51,470	1,121	21,361
Class R3	61,273	1,104,943	93,068	1,828,441
Class R4	13,639	250,241	95,903	1,825,206
Class R6	906,549	16,614,297	693,619	13,557,970
	6,661,692	$121,299,044	5,654,535	$110,329,720
Shares issued to shareholders in reinvestment of distributions
Class A	800,823	$14,265,528	865,025	$16,967,328
Class B	9,449	168,638	13,439	265,011
Class C	38,514	687,292	59,702	1,176,831
Class I	167,972	2,991,937	203,055	3,982,777
Class R1	2,719	48,636	782	15,208
Class R2	416	7,445	942	18,674
Class R3	7,117	127,077	2,887	55,743
Class R4	7,437	132,550	2,428	46,083
Class R6	130,687	2,348,242	141,554	2,796,922
	1,165,134	$20,777,345	1,289,814	$25,324,577
Shares reacquired
Class A	(1,877,071)	$(34,169,155)	(1,246,210)	$(24,230,059)
Class B	(44,914)	(821,739)	(51,733)	(1,000,229)
Class C	(280,051)	(5,117,545)	(289,037)	(5,674,934)
Class I	(2,384,594)	(43,522,547)	(730,806)	(14,022,335)
Class R1	(6,057)	(111,767)	(243)	(4,307)
Class R2	(481)	(8,895)	(6,941)	(136,504)
Class R3	(47,164)	(835,261)	(32,191)	(649,675)
Class R4	(10,482)	(190,051)	(1,307)	(25,855)
Class R6	(541,996)	(9,975,440)	(345,268)	(6,784,081)
	(5,192,810)	$(94,752,400)	(2,703,736)	$(52,527,979)

Notes to Financial Statements  - continued
	Year ended 7/31/23		Year ended 7/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	1,924,877	$34,799,725	2,796,777	$54,516,849
Class B	(8,040)	(167,307)	(13,167)	(252,639)
Class C	(58,723)	(1,106,442)	(49,609)	(978,623)
Class I	233,669	3,952,893	829,671	16,709,347
Class R1	12,417	218,502	31,126	577,099
Class R2	2,756	50,020	(4,878)	(96,469)
Class R3	21,226	396,759	63,764	1,234,509
Class R4	10,594	192,740	97,024	1,845,434
Class R6	495,240	8,987,099	489,905	9,570,811
	2,634,016	$47,323,989	4,240,613	$83,126,318
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2023, the fund’s commitment fee and interest expense were $1,883 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,222,824	$65,045,660	$65,827,828	$188	$(237)	$3,440,607

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$228,517	$—

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Equity Income Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 18, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stock

Board Review of Investment Advisory Agreement
MFS Equity Income Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $15,893,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 64.70% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended July 31, 2023 and 2022, audit fees billed to each Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Emerging Markets Equity Research	39,050	26,300
Fund

MFS Equity Income Fund	48,235	44,640
MFS Intrinsic Value Fund	38,300	25,800
Total	125,585	96,740

For the fiscal years ended July 31, 2023 and 2022, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Emerging Markets	0	0	636	632	0	0
Equity Research Fund

To MFS Equity Income Fund	0	0	636	632	0	45
To MFS Intrinsic Value	0	0	636	632	0	0
Fund

Total fees billed by E&Y		0
To above Funds	0		1,908	1,896	0	45

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Emerging	0	662,511	0	0	3,600	111,415
Markets Equity Research

Fund*
To MFS and MFS Related
Entities of MFS Equity Income	0	662,511	0	0	3,600	111,415
Fund*
To MFS and MFS Related
Entities of MFS Intrinsic	0	662,511	0	0	3,600	111,415
Value Fund*

Fees billed by E&Y:				Aggregate fees for non-audit services:
				2023		2022
To MFS Emerging Markets Equity Research Fund,				228,986		954,988
MFS and MFS Related Entities#
To MFS Equity Income Fund, MFS and MFS Related				228,986		955,033
Entities#

To MFS Intrinsic Value Fund, MFS and MFS Related				228,986		954,988
Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: September 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: September 18, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: September 18, 2023

* Print name and title of each signing officer under his or her signature.